UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):  March 20, 2015

Sutron Corporation
(Exact name of registrant as specified in its charter.)

Virginia	0-12227	54-1006352
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

22400 Davis Drive, Sterling Virginia       20164
(Address of principal executive offices)     (Zip Code)

(703) 406-2800
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)     On March 20, 2015, the audit committee of the Company’s board of directors, upon the recommendation of management and after discussion with our independent registered public accounting firm, Yount, Hyde & Barbour, P.C. has concluded that the previously issued interim financial statements contained in our Form 10-Qs for the three months ended March 31, 2014, the six months ended June 30, 2014, and the nine months ended September 30, 2014, should no longer be relied upon because of errors in those financial statements.

The errors were identified by the Company during its annual review process and relates to overstating the costs associated with the Company’s service department. The Company’s service department repairs products either under warranty or for a fee (“costed repairs’). The Company’s accounting system is set up to accumulate service department repair costs in two places, costs of goods sold for costed repair orders and costs accumulated that are recorded when the customer is invoiced for a particular repair order. Historically, to avoid double counting the service department costs, a manual entry has been performed to reverse the costs the system records for costed repair orders. In the 2014 year-end review process, it was discovered that the manual entry to reverse the costs the system records for costed repair orders was not made for the first three quarters of 2014. This overstatement of cost was confined solely to the 2014 quarterly statements. The adjustments to remove these costs from each respective 2014 quarter had no impact on the Company’s liquidity or cash position.  The amounts to be restated are as follows:

Quarter Ended	Originally Reported Earnings/(Loss) Before Tax (“EBIT”)	Increase in EBIT	Restated EBIT	Originally Reported Net Income/(Loss)	Increase in Net Income/(Loss)	Restated Net Income/(Loss)
March 31, 2014	$(964,131)	$74,247	$(889,884)	$(587,476)	$47,258	$(540,218)
June 30, 2014	$303,242	$76,422	$379,664	$205,765	$48,429	$254,194
September 30, 2014	$196,275	$50,029	$246,304	$117,774	$32,559	$150,333

Our management identified the error with respect to the cost calculation in its review of its 2014 records, and our audit committee and management immediately discussed the matter disclosed in this Item 4.02 with our independent registered public accounting firm, Yount, Hyde & Barbour, P.C. at the March 20, 2015 audit committee meeting of the Company’s board of directors.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits           None

Safe Harbor Statement

Information provided in this report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the company’s plans, objectives and expectations for future operations and are based upon management’s current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see “Risk Factors” as described in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2013, filed with the Securities and Exchange Commission on March 31, 2014. These forward-looking statements are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 26, 2015                                                         Sutron Corporation
(Registrant)

By /s/ Glen E. Goold
Glen E. Goold
Chief Financial Officer and Principal
Accounting Officer